UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2014

EMPIRE STATE REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36105	37-1645259
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Grand Central Place 60 East 42nd Street New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 687-8700

n/a

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	The 2014 Annual Stockholders Meeting of Empire State Realty Trust, Inc. (the “Company”) was held on June 11, 2014.

(b)	The Class A and Class B Common Stockholders (i) elected all the Company’s nominees for director, (ii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, (iii) approved, on a non-binding advisory basis, that the advisory vote on the compensation of the named executive officers should occur every year, and (iv) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The results of the meeting were as follows:

(i)	Election of Directors:

Nominees	For	Withheld	Broker Non-Votes
Anthony E. Malkin	109,504,083	4,432,398	4,311,694
William H. Berkman	113,036,173	900,308	4,311,694
Alice M. Connell	113,078,509	857,972	4,311,694
Thomas J. DeRosa	112,797,253	1,139,228	4,311,694
Steven J. Gilbert	113,056,265	880,216	4,311,694
S. Michael Giliberto	113,076,338	860,143	4,311,694
Lawrence E. Golub	113,030,581	905,900	4,311,694

(ii)	Approval, on a non-binding advisory basis, of the compensation of the named executive officers:

Aggregate Votes
For	Against	Abstained	Broker Non-Votes
112,487,796	1,340,105	108,580	4,311,694

(iii)	Recommendation, on a non-binding advisory basis, of the frequency of stockholder votes on the compensation of the named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
109,541,458	154,730	3,820,866	419,427	4,311,694

(iv)	Ratification of the Appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2014:

Aggregate Votes
For	Against	Abstained	Broker Non-Votes
115,636,889	2,551,851	59,435	N/A

With respect to the preceding matters, holders of Class A common stock are entitled to one vote per share, and holders of Class B common stock are entitled to 50 votes per share, so long as such Class B common stockholder continues to own 49 operating partnership units in Empire State Realty OP, L.P. for each such share of Class B common stock. Holders of Class A common stock and Class B common stock vote together as a single class on the matters covered at the meeting, and their votes are counted and totaled together.

As disclosed above, a majority of the votes cast voted, in a non-binding vote, in favor of having a stockholder vote to approve the compensation of the named executive officers every year. In light of such vote, and consistent with the Company’s recommendation, the Company’s board of directors determined that it currently intends to include an advisory vote to approve the compensation of the named executive officers every year until the next vote on the frequency of stockholder votes on the compensation of the named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC.
(Registrant)

Date: June 13, 2014	By:	/s/ Thomas N. Keltner, Jr.
	Name:	Thomas N. Keltner, Jr.
	Title:	Executive Vice President & General Counsel

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